EXHIBIT A

Executive Officers of Dynamo International

Executive Officers:

Luiz Orenstein

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Partner

Bruno Hermes da Fonseca Rudge

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Partner

Luiz Felipe de Almeida Campos
Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Partner

Emerson Adriano Ferrato Melo

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Partner

Directors of Dynamo Master

Bruno Hermes da Fonseca Rudge

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Director

Luiz Felipe de Almeida Campos

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation:Director

Luiz Orenstein

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Director

Julio André Kogut

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Director

Mario Coelho Joppert

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Director

Emerson Adriano Ferrato Melo

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Director

Executive Officers of Dynamo Global

Executive Officers:

Luiz Orenstein

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Partner

Bruno Hermes da Fonseca Rudge

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Partner

Luiz Felipe de Almeida Campos
Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Partner

Emerson Adriano Ferrato Melo

Citizenship: Brazilian
Business Address: Av. Ataulfo de Paiva, 1235, 6th floor, Rio de Janeiro, RJ, 22440-034, Brazil
Present Principal Occupation: Partner